SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 31, 2013

VANITY EVENTS HOLDING, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Kane Concourse, Suite 304
Bay Harbor Islands, FL  33154
(Address of principal executive offices) (zip code)

 (786) 763-3830
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL NOTE

This current report on Form 8-K is being filed by Vanity Events Holding, Inc. (“Vanity”) following the completion of the acquisition of Propalms, Ltd., (“Propalms”), a corporation organized pursuant to the laws of the United Kingdom, on December 31, 2013, pursuant to the terms of a share exchange agreement dated December 31, 2013.

In connection with the closing of the share exchange agreement with Propalms, Vanity Events Holding, Inc. experienced a change of control, as two of our existing directors resigned, and new directors who were nominees of Propalms were appointed to the board and former stockholders of Propalms were issued shares that constituted approximately 90% of the issued and outstanding shares of the common stock of Vanity Events Holding, Inc. Additionally, as a result of the acquisition, Propalms current management became the  management of Vanity Events Holdings, Inc. As a result, we have determined to treat the acquisition as a reverse recapitalization for accounting purposes, with Propalms as the acquirer for accounting purposes. As such, the financial information, including the operating and financial results, included in this current report on Form 8-K are that of Propalms rather than that of Vanity Events Holding, Inc. prior to the completion of the transactions described herein.

As used in this current report on Form 8-K, the terms “we”, “us” “our” and “Propalms” mean Propalms Ltd. unless otherwise stated, “$” refers to United States dollars.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intend”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, including the risks in the section entitled “Risk Factors”, uncertainties and other factors, which may cause our company’s or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company entered into an Agreement of Merger and Reorganization on December 31, 2013. The information contained in the section titled “Item 2.01 Completion of Acquisition or Disposition of Assets” below is responsive to this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

CLOSING OF AGREEMENT OF MERGER AND REORGANIZATION

Pursuant to an Agreement of Merger and Reorganization dated December 31, 2013 (the “Agreement”) between Vanity Events Holding, Inc., VAEV Merger Sub, Inc., and Propalms Ltd., VAEV Merger Sub merged with Propalms and all of the issued and outstanding shares of Propalms were exchanged for 80,200,000 common shares of Vanity Events Holding, Inc. Propalms. is a cloud computing company that  develops software productivity products that allow its customers secure access to centrally managed Desktops or Software Applications  and to work and collaborate from anywhere, accessing enterprise apps and data on any of the latest devices, as easily as they would in their own office- simply and securely.

Name Change
As soon as practicable the Company will file an Amendment to the Articles of Incorporation requesting the state of Delaware and FINRA to change its name from “Vanity Events Holding, Inc.” to the new name “Thinspace Technology, Inc.” All of the company’s filings will reflect this new name when the process is completed with the state and federal agencies.

General Matters
The securities of Vanity Events Holding, Inc. that were issued to the stockholders of Propalms upon the closing of the share exchange agreement have not been and will not be registered under the Securities Act of 1933, or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933, or an applicable exemption from such registration requirements.

We have determined to treat the acquisition of Propalms Ltd. as a reverse recapitalization for accounting purposes. This current report will be amended to include the audited financial statements

FORM 10 INFORMATION

Corporate Overview

Vanity Events Holding, Inc. was incorporated in the State of Delaware on November 22, 2006 under the name Map V Acquisition, Inc.

On April 2, 2008, the Company entered into a Share Exchange Agreement with Vanity Holding Group, Inc. (“Vanity Group”) and Vanity Group’s then shareholders whereby we agreed to acquire all of the issued and outstanding shares of the common stock of Vanity Group.  As consideration for the acquisition of the shares of Vanity Group, the Company has agreed to issue an aggregate of 21,392,109 pre-reverse split shares  of its common stock) to the shareholders of Vanity Group.  Upon consummation of the acquisition, Vanity Group became a wholly-owned subsidiary of the Company.  Subsequent to the completion of the reverse merger acquisition, the Company filed a Certificate of Amendment with the Delaware Secretary of State changing its name from “Map V Acquisition, Inc.” to “Vanity Events Holding, Inc.” in 2008.

On December 31, 2010, the Company entered into a share exchange agreement (“Exchange Agreement”) by and among the Company, Shogun Energy, Inc., a South Dakota corporation (“Shogun”), Shawn Knapp, the principal shareholder of Shogun (the “Principal Shareholder”) and the other shareholders of Shogun (the “Shogun Shareholders” and collectively with the Principal Shareholder, the “Shareholders”).  Pursuant to the terms of the Exchange Agreement, the Shareholders exchanged an aggregate of 100% of the issued and outstanding shares of capital stock of Shogun in exchange for 500,000 shares of the Company’s Series A Preferred stock (the “Exchange”). Each share of Series A Preferred stock is entitled to 1,604 pre-reverse split votes per share and is be convertible into 1,604 pre-reverse split shares of the Company’s common stock.  Upon filing an amendment to the Company’s certificate of incorporation to increase the number of shares of authorized common stock so that there were an adequate amount of shares of authorized common stock for issuance upon conversion of the series A preferred stock (the “Amendment”), the shares of series A preferred stock be automatically converted into an aggregate of 802,000,000 pre-reverse split shares of the Company’s common stock.   The closing of the transaction took place on December 31, 2010.    Upon the closing of the Exchange, the Company shifted its operations to focus on the business of Shogun.

On June 30, 2011 the Company, Shogun, Mr. Knapp, Roxanne Knapp (“Mrs. Knapp”) and the Shareholders entered into a rescission agreement (the “Rescission Agreement”) pursuant to which, upon closing (the “Closing Date”), the Exchange Agreement was rescinded, any and all obligations of any party arising from such Exchange Agreement, were, in all respects, deemed to be null and void and of no further force and effect (the “Rescission”).  Furthermore, upon closing, no party to the Exchange Agreement shall have any further obligations of any nature whatsoever with respect to the other parties pursuant to or arising from the Exchange Agreement. On July 26, 2011, a majority of the voting capital stock of the Company took action in lieu of a special meeting of stockholders authorizing the Company to enter into the Rescission Agreement. The closing of the transactions contemplated by the Rescission Agreement took place on September 20, 2011. The rescission has been accounted for as a spin-off of Shogun by Vanity.

On September 30, 2011, the Board of Directors and a majority of the voting capital stock of the Company took action by written consent authorizing the Company to amend its Certificate of Incorporation, as amended, to (1) effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $.001 per share (the "Common Stock") at the ratio of 300-for-1 (the “Reverse Stock Split”), and (2) increase the number of authorized shares of Common Stock of the Company from 350,000,000 shares to 500,000,000 shares (the “Authorized Capital Change” and collectively with the Reverse Stock Split, the “Corporate Actions”). The Authorized Capital Change became effective on November 18, 2011.  The reverse stock split became effective on February 10, 2012. Unless otherwise stated, all share and per share amounts in these financial statements have been retroactively restated to reflect the effects of the reverse stock split.

Beginning in 2012, management decided to evolve its business strategy from a licensing and marketing company to an e-commerce transactional business where the Company’s management felt it had the relevant core competency and experience to successfully build value for the Company’s shareholders.

On February 29, 2012, the Company entered into a domain name assignment agreement with Greg Pippo, the Company’s former chief financial officer ( “Pippo”), pursuant to which Pippo assigned all of his  rights, title and interest and goodwill in or associated with the domain names www.buyborroworsell.com and www.buyborroworsell.net (the “Domain Names”), together with any unregistered or registered trademarks, service marks, copyrights or other intellectual property or property rights based on or in any way related to the Domain Names.

On April 4, 2012, the Company entered into an asset purchase agreement (the “Aegis Agreement”) with Aegis Worldwide, LLC, an entity controlled by Pippo ( “Aegis”), pursuant to which Aegis agreed to sell, transfer, convey, and deliver to the Company, all of Aegis’s right, title and interest and goodwill in or associated with certain domain names (the “Aegis Domain Names”) along with any information or materials proprietary to Aegis that relate to the  business or affairs associated with the Aegis Domain Names which is of a confidential nature, including, but not limited to, trade secrets, information or materials relating to existing or proposed products (in all and various stages of development), “know-how”, marketing techniques and materials, marketing and development plans and pricing policies (the “Assets").

Pursuant to an Agreement of Merger and Reorganization dated December 31, 2013 (the “Agreement”) between Vanity Events Holding, Inc., VAEV Merger Sub, Inc., and Propalms Ltd., VAEV Merger Sub merged with Propalms and all of the issued and outstanding shares of Propalms were exchanged for 80,200,000 common shares of Vanity Events Holding, Inc. Propalms is a cloud computing company that  develops software productivity products that allow its customers secure access to centrally managed Desktops or Software Applications  and to work and collaborate from anywhere, accessing enterprise apps and data on any of the latest devices, as easily as they would in their own office- simply and securely.

Description of Business

Overview
Propalms  is a cloud computing company that  develops software productivity solutions that allow its customers secure access to centrally managed Desktops or Software Applications  and to work and collaborate from anywhere, accessing enterprise apps and data on any of the latest devices, as easily as they would in their own office- simply and securely.

Propalms cloud computing solutions help IT and service providers build both private and public clouds, leveraging virtualization and networking technologies to deliver high-performance, elastic and cost-effective services for mobile workstyles.

Propalms products have been designed to suit the needs of all sizes of organisations from 5 to 50,000+ users. Customers have found Propalms products to be easier to use, faster to implement and cheaper to maintain than other similar software, which is important to small and medium sized companies or governmental offices as well as large enterprise organizations that are looking to reduce their IT infrastructure costs. We market and license our products directly to systems integrators, or SIs, in addition to indirectly through value-added resellers, or VARs, value-added distributors, or VADs, and original equipment manufacturers, or OEMs.

Propalms Limited is a United. Kingdom corporation founded on 11 October, 2001 and launched sales in July 2005.
Propalms International Ltd is a Nevada corporation founded on 24 August, 2010 and is a 100% subsidiary of Propalms Ltd.

Executive Summary

The potential market for Microsoft server based computing (SBC) software, also known as thin client software solutions, is estimated to be approximately $4.5 billion in 2014. This estimate is based on Propalms’ knowledge of the market and interpretation of Microsoft’s and Citrix accounts.

Propalms has developed three software products that all allow its customers secure access to centrally managed Desktops or Software Applications:

•	Propalms TSE – allows you deliver single software applications to any kind of device either inside or outside the corporate network.
•	Propalms One Gate- allows secure encrypted access to data or applications from outside the corporate network.
•	Propalms VDI – allows a Microsoft Windows desktop to be centrally run, managed and delivered to any kind of device.

Our 2013 acquisitions have added two new products to our suite of solutions:

•	Pano Logic G2 – The G2 is a Zero Client that replaces traditional desktops, allows secure fast access to hosted virtual desktops

•	Thin Space – A branded hardware zero thin client solution aimed for the enterprise and corporate market.

Support for our Customers

Propalms Support Portal – Is a cloud based portal that actively monitors and reports os servers and desktops. It will inform customers if an issue is going to happen before it happens
Propalms – Cloud – this is where we have all our products working in three data centres across North America and we migrate SMB customers from having servers and IT staff in house into our cloud where we deliver and support the desktops, applications and data.

Acquisitions

In January 2013, we acquired all of the customer base, database of leads and potential customers, inventory and support contracts and a unlimited key license generator from the company Pano Logic Inc.

In June 2013, we acquired all the assets and goodwill of the company Thin Space Limited, a UK based company that focuses to sell their solutions in the government sector.

Recent Developments

In March 2013, we set up offices in Lake Mary, Florida and in Redwood California to support and develop the existing Pano customer base in North America.

In September, 2013 we engaged with a leading industry entrepreneur, Mr Cláudio Rodrigues, to help us develop our new generation of Zero Thin Client solutions.

Research and Development Costs During the Last Year
During the last year the company spent an estimated $400,000 on Research and Development costs. The company development takes place in Puna , India.

Employees

As of December 31, 2013 the Company employs a total of 14 full-time employees.

RISK FACTORS

In addition to the other information set forth in this report, you should carefully consider the following factors, which could materially affect our business, financial condition or results of operations in future periods. The risks described below are not the only risks facing our company. Additional risks not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Risks Related to Our Business
Because we have a limited operating history, our ability to fully and successfully develop our business is unknown.

Our ability to successfully develop our products, and to realize consistent, meaningful revenues and profit has not been established and cannot be assured. For us to achieve success, our products must receive broad market acceptance by consumers. Without this market acceptance, we will not be able to generate sufficient revenue to continue our business operation. If our products are not widely accepted by the market, our business may fail. Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to generate revenues, manage development costs and expenses, and compete successfully with our direct and indirect competitors.

Based upon current plans, we expect to incur operating losses in future periods. This will happen because there are expenses associated with the development, production, marketing, and sales of our product. As a result, we may not generate significant revenues in the future. Failure to generate significant revenues in near future may cause us to suspend or cease activities.

We will need additional funds to produce, market, and distribute our product.
We will have to spend additional funds to produce, market and distribute our product. If we cannot raise sufficient capital, we may have to cease operations and you could lose your investment.

We will need additional funds to produce our product for distribution to our target market. Even after we complete the production of our product, we will have to spend substantial funds on distribution, marketing and sales efforts before we will know if we have commercially viable and marketable/sellable products.

There is no guarantee that sufficient sale levels will be achieved.
There is no guarantee that the expenditure of money on distribution and marketing efforts will translate into sales or sufficient sales to cover our expenses and result in profits. Consequently, there is a risk that you may lose all of your investment.

Our development, marketing, and sales activities are limited by our size.
Because we are small and do not have much capital, we must limit our product development, marketing, and sales activities. As such we may not be able to complete our production and business development program and this will have a material adverse effect on the Company’s business, financial condition and results of operations.

Intense competition and increasing competition in the THIN CLIENT market could hurt our business.
The market for thin clients is highly competitive. Market participants are of various sizes, with various market shares and geographical reach, some of whom have access to substantially more sources of capital. We will compete generally with major companies such as Citirx, Hopto, Ericom and 2X. As a result of both direct and indirect competition, our ability to successfully distribute, market and sell our product, and to gain sufficient market share in the United States to realize profits may be limited, and our business plan may not succeed.

Unfavorable general economic conditions in the United States could negatively impact our financial performance.
Unfavorable general economic conditions, such as a recession or economic slowdown, in the United States could negatively affect the affordability of, and demand for, our product in the United States. Lower demand for our product in the United States could reduce our profitability.

Changes in, or failure to comply with, the laws and regulations applicable to our products or our business operations could increase our costs or reduce our net operating revenues.
In addition, failure to comply with environmental, health or safety requirements and other applicable laws or regulations could result in the assessment of damages, the imposition of penalties, suspension of production, changes to equipment or processes, or a cessation of operations at our or our bottling partners’ facilities, as well as damage to our image and reputation, all of which could harm our profitability.

Because we can issue additional shares of common stock, our stockholders may experience dilution in the future.
We are authorized to issue up to 750,000,000 shares of common stock, of which approximately 87,000,000 shares are issued and outstanding. Our board of directors has the authority to cause us to issue additional shares of common stock, and to determine the rights, preferences and privileges of such shares, without consent of any of our stockholders. Consequently, the stockholders may experience more dilution in their ownership of our stock in the future.

Trading on the OTC Bulletin Board may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.
Our common stock is quoted on the OTC Bulletin Board and OTC Markets. Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ a stock exchange like the NYSE. Accordingly, stockholders may have difficulty reselling any of the shares.

A decline in the price of our common stock could affect our ability to raise further working CAPITAL; it may adversely impact our ability to continue operations and we may go out of business.
A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale of equity securities, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors not to choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale of our common stock and we may be forced to go out of business.

Because we do not intend to pay any cash dividends on our shares of common stock in the near future, our stockholders will not be able to receive a return on their shares unless they sell them.
We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.
Our stock is a penny stock. The Securities and Exchange Commission (“ SEC ”) has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC, which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.
In addition to the “penny stock” rules promulgated by the SEC, the Financial Industry Regulatory Authority (“ FINRA ”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On December 31, 2013 Thalia Woods Management and the Company agreed that Thalia Woods would forbear from exercising its super voting rights for a period of three years. The Parties have also agreed that the Company can redeem the shares for $300,000.

ITEM 5.02 CHANGE IN OFFICERS AND DIRECTORS

Effective as the closing of the share exchange agreement detailed in Item 2.01, on December 31, 2013, Philip Ellett resigned as CEO and director of the company. Mr. Scott Weiselberg also resigned as a director on that date. Effective as of the closing of the Agreement of Merger and Reorganization on December 31, 2013, Robert Zysblat and Owen Dukes, were appointed as directors of the company and Mr. Zysblat was appointed as President and Mr. Dukes as Chief Executive Officer.  These individuals will serve as board members for a term of three years.

DIRECTORS AND EXECUTIVE OFFICERS
The following individuals serve as directors and executive officers of our company. All directors of our company hold office for three years or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Name	Position	Age	Date First Elected or Appointed
Robert Zysblat	President and Director	56	December 31, 2013
Owen Dukes	CEO and Director	45	December 31, 2013
Michael Brodsky	Director	42	December 31, 2013

Business Experience
The following is a brief account of the education and business experience during at least the past five years of each director and executive officer, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Robert Zysblat – President and Director – Mr. Zysblat has a well known entrepreneurial track record in the security software industry and has successfully led and sold a number of significant messaging companies. In 1996 he purchased 100% of the shares of Computer Communications Ltd, becoming its CEO, and successfully sold this business in an management buyout in July 2001. In December 2000, he purchased 5th Generation Messaging, becoming its CEO and sold all his stock in July 2002. In September 2002, he purchased MSS communications becoming its Chairman, and sold the business in 2004. Mr. Zysblat has been with Propalms Ltd. since July 2005. He was appointed CFO and became a director of Jenna Lane in December 2006 and assumed the positions of Chairman and Chief Financial Officer as part of the merger with the Company in January 2007. In September 2010, Mr Zysblat led a successful management buyout of Propalms Ltd from its parent company.

Owen Dukes – Chief Executive Officer and Director- In July 2005, Mr. Dukes became a director of Propalms Ltd. and upon its formation in 2006, he was appointed CEO of the Company. Mr. Dukes has twenty years of extensive industry experience. He worked for Phoenix Software, the leading Microsoft reseller, as their UK channel manager from 1993 to 2000. Mr. Dukes then worked as Business Development Manager for Surf Control PLC, from 2000 to 2001, building up their UK market to a multi-million pound enterprise. Also in 2000, he launched Arc Technology Distribution Ltd, and purchased two other distributors, Unidirect Ltd and IPconnect Ltd. Mr. Dukes resigned from ARC in 2006. Mr. Dukes was appointed CEO and a director of Jenna Lane in December 2006 and assumed those same positions as part of the merger with the Company in January 2007.In September 2010, Mr Dukes led a successful management buyout of Propalms Ltd from its parent company.

Michael Brodsky – Director.   Mr. Brodsky has been director of the Company since February 27, 2012. Mr. Brodsky has served as president of Thalia Woods Management, Inc., a company that makes direct investments in public and private companies, since June 2009.  From April 2004 to June 2009, Mr. Brodsky served as president and chief executive officer of Venture Investment Group, a company that makes direct investments in public and private companies.  From February 2007 to May 2008, Mr. Brodsky served as manager in charge of worldwide logistics at Resnick Supermarket Equipment Corp. The Company believes Mr. Brodsky’s experience as an investor in public and private companies gives him the qualifications and skill to serve as a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders and Management
The following table provides certain information regarding the ownership of our preferred stock, as of December 31, 2013 by:

•	Each of our named executive officers;
•	Each of our director;
•	Each person known to us to own more than 5% of our outstanding common stock; and
•	All of our executive officers and directors and as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Robert Zysblat	Common	38,500,000	43.96%
Owen Dukes	Common	38,500,000	43.96%
Michael Brodsky(3)	Common	250,000	0.28%
Sullivan Wayne Partners, LLC	Common	5,000,000	5.71%

Notes
(1) Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2) Percentage of ownership is based on the issued and outstanding of the common shares as of the closing of the Agreement and Plan for Merger and Reorganization.

(3) Each share of Series B Preferred Stock held by Thalia Woods Management, Inc. is entitled to 1,000 votes per share which voting right shall be non-dilutive for a period of one year from the date of issuance and is convertible at any time into shares of the Company’s common stock at a conversion price equal to $0.30 per share or an aggregate of 250,000 shares of the Company’s common stock.  Michael Brodsky has sole voting and dispositive power over the shares held by Thalia Woods Management, Inc.

Changes in Control
Except as otherwise provided herein with regard to the Agreement and Plan for Merger and Reorganization, we are unaware of any arrangement the operation of which may at a subsequent date result in a change of control of our company.

Family Relationships
There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings
None of our directors or executive officers have been involved in any of the following events during the past ten years:

(a)	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)
Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(d)
Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(e)
Being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(f)
Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Retirement or Similar Benefit Plans
There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements
We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of its directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Compensation of Directors

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.

Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Director Independence
Our common stock is quoted on the OTC Bulletin Board and OTC Markets, neither of which imposes any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we do not have any independent director.

LEGAL PROCEEDINGS
We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Market Information
There is a limited public market for our common stock. Our common stock is not traded on any exchange. Our common stock is quoted on the OTC Bulletin Board and OTC Markets under the trading symbol “VAEV”. Trading in stocks quoted on the OTC Bulletin Board and OTC Markets is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated or have little to do with a company’s operations or business prospects. We cannot assure you that there will be a market for our common stock in the future.

OTC Bulletin Board securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Number of Holders
As of January 6, 2014, 87,569,694  issued and outstanding shares of our common stock were held by a total of seventy-five stockholders of record.

Dividends
We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our commons tock, our intention is to retain future earnings, if any, for use in our operations and the expansion of our business.

Securities Authorized for Issuance under Equity Compensation Plans
Our company has not adopted any equity compensation plans.

RECENT SALES OF UNREGISTERED

In connection with the Agreement and Plan for Merger and Reorganization we issued 80,200,000 shares of our common stock to the shareholders of Propalms Ltd.

At closing we also entered into a Convertible Note in the amount of $100,000 that is convertible in to common shares of the company based upon a 75% discount to the average of the 5 lowest closing bid prices over the 20 trading days prior to conversion.

Additionally, we sold 672,000 shares of Series C Preferred stock that is convertible in to common shares of the company based upon a 75% discount to the average of the 5 lowest closing bid prices over the 20 trading days prior to conversion.

DESCRIPTION OF SECURITIES
General
Series A Preferred Stock
None.

Series B Preferred Stock
75,000 (Seventy Five Thousand) shares of Series B Preferred Stock. Such shares of Series B Preferred Stock has a stated value equal to $1.00 per share and is initially convertible at any time into shares of the Company’s common stock at a conversion price equal to $0.60 per share or an aggregate of 125,000 shares of the Company’s common stock.  The conversion price of the Series B Preferred Stock is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The conversion feature of the preferred stock has been adjusted due to the subsequent issuance of debt. As a result, the conversion price is now $0.30 per share or an aggregate of 250,000 shares of the Company’s common stock.

Series C Preferred Stock

672,000 (Six Hundred Seventy Two Thousand) Shares of .001 par value Series  C Preferred Stock. Such Preferred “A” Shares are convertible each into a number of common shares at a price equal to 25% of the average of the 5 lowest closing bid prices over the prior 20 trading days. The holders of Preferred Shares only may vote on such matters as required by law.

Common Stock
750,000,000 (Seven Hundred and Fifty Million) Shares of Common Stock having a par value of $0.001 per share.  Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor, subject to any preferential dividend rights of outstanding Preferred Stock.  The holders of Common Stock have no preemptive, no voting, subscription, redemption or conversion rights.

Quorum
A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Proxies
At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. A meeting of the Board of Directors may be had by means of a telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting under such circumstances shall constitute presence at the meeting.

Voting of Shares
Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

Voting of Shares By Certain Holders
Shares standing in the name of another Corporation may be voted by such officer, agent or proxy as the By-Laws of such Corporation may prescribe or, in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Informal Action By Shareholders
Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

Articles of Incorporation and Bylaws
There are no provisions in our articles of incorporation or our bylaws that would delay, defer or prevent a change in control of our company and that would operate only with respect to an extraordinary corporate transaction involving our company, such as merger, reorganization, tender offer, sale or transfer of substantially all of its assets, or liquidation.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide for the mandatory indemnification of our directors and officers to the fullest extent legally permissible under the Florida Revised Statutes from time to time against all expenses, liability and loss reasonably incurred or suffered by such person in connection with he or she having been or being a party to, threatening to be made a party to, or involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or an officer of the company. Advance payment of expenses by the company to such director or officer, as these expenses are incurred in defending a civil or criminal action, suit or proceeding, are subject to an undertaking by or on behalf of the director or officer to repay the amount of such payment if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by our company. The right of indemnification under our bylaws is not exclusive of any other right to indemnification a director or an officer may have.
Our bylaws allow us to purchase and maintain insurance on behalf of any person who is or was a director or officer of our company against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not we would have the power to indemnify such person. We have not purchased such insurance.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)           The audited financial statements of the company acquired shall be provided by amendment to this Current Report on form 8-K not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(b)           Exhibits

4.1	Designation of Series C Preferred Shares

10.1	Agreement and Plan of Merger and Reorganization

10.2	Stock Purchase Agreement

10.3	Convertible Note

         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANITY EVENTS HOLDING, INC.

/s/ Robert Zysblat
Robert Zysblat
President and Director

January 7, 2014